UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

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GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-24189	65-0488983
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

615 Sierra Rose Drive,  Reno NV  89511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (775) 621-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2009, we entered into a consulting agreement with Mark Iacono. The consulting agreement is for a term of one year and is effective as of the 1st day of March, 2009. The 2,500,000 restricted shares shall be issued to Mark Iacono shall be issued as compensation under the consulting agreement.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Effective March 23, 2009, we issued 2,500,000 shares to a consultant of our company under the terms of a consulting agreement.

All of the shares were issued to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
10.1	Consulting Agreement between our company and Mark Iacono

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

Date: March 31, 2009	/s/ Stephen Parent
Stephen Parent
President and Chief Executive Officer